UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K/A

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2014

_______________________________

ONCOLOGIX TECH, INC.

(Exact name of registrant as specified in its charter)

_______________________________

Nevada	000-15482	86-1006416
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

P.O. Box 8832, Grand Rapids, MI 49518-8832
(Address of Principal Executive Offices) (Zip Code)

(616) 977-9933
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Registrant’s Form 10-K, any Form 10-Q or any Form 8-K of the Registrant or any other written or oral statements made by or on behalf of the Registrant may contain forward-looking statements that are based on management's beliefs, assumptions, current expectations, estimates and projections about the medical device business, and the Company itself. Statements, including without limitation, those related to: future revenue, earnings, margins, growth, cash flows, operating measurements, tax rates and tax benefits; expected economic returns; projected 2014 operating results, future strength of the Company; future brand positioning; achievement of the Company vision; future marketing investments; the introduction of new lines or categories of products; future growth or success in specific countries, categories or market sectors; capital resources and market risk are forward-looking statements. In addition, words such as "anticipates," "believes," "estimates," "expects," "forecasts," "intends," "is likely," "plans," "predicts," "projects," "should," "will," variations of such words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions ("Risk Factors") that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. Therefore, actual results and outcomes may materially differ from what may be expressed or forecasted in such forward-looking statements.

Readers are cautioned not to place undue reliance on such forward-looking statements as they speak only of the Registrant’s views as of the date the statement was made. The Registrant undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Explanatory Note

As previously reported, on March 23, 2013 Oncologix Tech, Inc., a Nevada corporation entered into an Stock Purchase Agreement with Dotolo Research Corporation and Clearview Medical, LLC. to acquire 1,000 shares of common stock of Dotolo Research Corporation, which represents all of the issued and outstanding shares of Dotolo Research Corporation. Pursuant to the Agreement, Clearview Medical, LCC sold all of the Common Stock of Dotolo Research Corporation for shares in the Company with an aggregate amount of 58,564 shares of a newly created Series D Preferred Stock (“New Preferred Shares”) being issued at their par value of $.001 which have a liquidation preference of $4,700,000. Clearview Medical, LLC is the owner of all of the shares of Dotolo Research Corporation, a corporation organized under the laws of the State of Florida, a manufacturer of medical device products principally used in colon cleansing and bowel preparation for Endoscopy, OB/GYN, marketed both domestic and internationally.

On March 27, 2013, we file a Current Report on Form 8-K to report this transaction. This Current Report on Form 8-K/A is being filed to amend Item 9.01 of the 8-K Report in order to provide the pro forma financial information required by Item 9.01(b).

Item 9.01 Financial Statements and Exhibits

(b)	Pro forma financial information

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ONCOLOGIX TECH, INC.

INDEX TO UNAUDITED PRO FORMA INFORMATION

TABLE OF CONTENTS

PART I. FINANCIAL INFORMATION

Pro forma Condensed Consolidated Financial Statements - Basis of Presentation (Unaudited)	3

Unaudited Pro forma Condensed Consolidated Balance Sheet as of August 31, 2012	4

Unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended August 31, 2013	5

Unaudited Pro forma Condensed Consolidated Statement of Operations for the year ended August 31, 2012	6

Notes and Management’s Assumptions to the Pro forma Condensed Consolidated Financial Information (Unaudited)	7

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ONCOLOGIX TECH, INC.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

BASIS OF PRESENTATION

(Unaudited)

The unaudited pro forma condensed consolidated balance sheet as of August 31, 2013, and the unaudited pro forma condensed consolidated statements of operations for the two years ended August 31, 2013 and 2012, are based on the historical financial statements of the Registrant.

The unaudited pro forma condensed consolidated balance sheet as of August 31, 2012, is presented as if the acquisition of the Company’s Medical Device Manufacturing Segment by the Registrant as described in the Explanatory Note to this Form 8-K/A occurred in its entirety on August 31, 2012.

The unaudited pro forma condensed consolidated statements of operations for the two years ended August 31, 2013 and 2012 are presented as if the acquisition of the Medical Device Manufacturing Segment by the Registrant as described in the Explanatory Note to this Form 8-K/A occurred on September 1, 2011. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto appearing in the Registrant’s Annual Report on Form 10-K for the fiscal years ended August 31, 2013 and 2012.

Preparation of the pro forma information is based on assumptions considered appropriate by the Registrant’s management. The pro forma financial information is unaudited and is not necessarily indicative of the results which would have occurred if the transactions described above had been consummated on September 1, 2011 for the pro forma condensed consolidated statements of operations and on August 31, 2012 for the pro forma condensed consolidated balance sheet, nor does it purport to represent the future financial position and the results of operations for future periods. In management’s opinion, all adjustments necessary to reflect the effects of the transactions listed above have been made.

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ONCOLOGIX TECH, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF AUGUST 31, 2012

		Pro Forma
	Historical	Adjustmnets		Pro Forma
ASSETS
Current Assets:
Cash and cash equivalents	$ 1,931	$ 5,146	A	$ 7,077
Accounts receivable (net of allowance of $3,000)	-	12,814	A	12,814
Inventory	-	121,121	A	121,121
Prepaid expenses and other current assets	2,993	37,322	A	40,315

Total current assets	4,924	176,403		181,327

Property and equipment (net of accumulated depreciation)	1,481	11,695	A	13,176
Deposits and other assets	-	28,440	A	28,440
Goodwill	-	1,313,161	B	1,313,161
Patents, registrations (net of amortization)	-	45,768	A	45,768

Total assets	$ 6,405	$ 1,575,467		$ 1,581,872

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities:
Convertible notes payable	$ -	$ -		$ -
Convertible notes payable - related parties	-	-		-
Notes payable	-	154,688	A	154,688
Notes payable - related parties	-	46,000	A	46,000
Accounts payable and other accrued expenses	142,990	494,888	A	637,878
Accrued interest payable	42,575	5,803	A	48,378
Accrued interest payable - related parties	48,216	262	A	48,478

Total current liabilities	233,781	701,641		935,422

Long-term liabilities:
Notes payable - (net of discount of $0 and $0)	125,000	9,923	A	134,923
Convertible notes payable - related parties (net of discount of $0 and $0)	235,025	-		235,025

Total long-term liabilities	360,025	9,923		369,948

Total liabilities	593,806	711,564		1,305,370

Stockholders' Deficit:
Series A Preferred stock, par value $.001 per share; 10,000,000 shares authorized; 129,062 and 129,062 shares issued and outstanding at
August 31, 2013 and August 31, 2012, respectively	129	-		129
Series D Preferred stock, par value $.001 per share; 10,000,000 shares authorized; 58,564 and 0 shares issued and outstanding at
August 31, 2013 and August 31, 2012, respectively	-	59	B	59
Common stock, par value $.001 per share; 200,000,000 shares authorized;
74,587,422 and 57,563,258 shares issued and outstanding at
August 31, 2013 and August 31, 2012, respectively	57,563	-		57,563
Additional paid-in capital	57,697,233	585,581	B	58,282,814
Accumulated deficit	(58,338,851)	278,263	A	(58,060,588)
Noncontrolling interest	(3,475)	-		(3,475)
Common stock subscribed	-	-		-

Total stockholders' deficit	(587,401)	863,903		276,502

Total liabilities and stockholders' deficit	$ 6,405	$ 1,575,467		$ 1,581,872

See accompanying notes to unaudited pro forma condensed consolidated financial information.

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ONCOLOGIX TECH, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2013

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$ 244,246	$ 278,463	C	$ 522,709

Cost of revenues	195,699	181,716	C	377,415

Gross profit	48,547	96,747		145,294

Operating expenses:
General and administrative	329,667	202,634	C	532,301
Depreciation and amortization	5,455	5,484	C	10,939

Total operating expenses	335,122	208,118		543,240

Loss from operations	(286,575)	(111,371)		(397,946)

Other income (expense):
Interest and finance charges	(34,181)	(3,419)	C	(37,600)
Interest and finance charges - related parties	(152,087)	-		(152,087)
Loss on conversion of notes payable - related parties	(10,242)	-		(10,242)
Induced conversion expense	-	-		-
Loss on disposal of assets	-	-		-
Acquisition costs	(173,864)	-		(173,864)
Other income (expenses)	3,490	(13,971)	C	(10,481)

Total other income (expense)	(366,884)	(17,390)		(384,274)

Loss from operations	(653,459)	(128,761)		(782,220)

Less loss attributable to noncontrolling interest	(14)	-		(14)

Net loss before income taxes	(653,445)	(128,761)		(782,206)

Income taxes	-	-		-

Net loss attributable to common shareholders	$ (653,445)	$ (128,761)		$ (782,206)

Loss per common share, basic and diluted:	$ (0.01)			$ (0.01)

Weighted average number of shares
outstanding - basic and diluted	61,864,435			61,864,435

See accompanying notes to unaudited pro forma condensed consolidated financial information.

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ONCOLOGIX TECH, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2012

		Pro Forma
	Historical	Adjustments		Pro Forma

Revenues	$ -	$ 1,308,673	C	$ 1,308,673

Cost of revenues	-	750,525	C	750,525

Gross profit	-	558,148		558,148

Operating expenses:
General and administrative	130,769	673,633	C	804,402
Depreciation and amortization	450	9,533	C	9,983

Total operating expenses	131,219	683,166		814,385

Loss from operations	(131,219)	(125,018)		(256,237)

Other income (expense):
Interest and finance charges	(10,768)	(36,232)	C	(47,000)
Interest and finance charges - related parties	(25,312)	-		(25,312)
Loss on conversion of notes payable - related parties	(92,758)	-		(92,758)
Induced conversion expense	(25,402)	-		(25,402)
Loss on disposal of assets	-	-		-
Acquisition costs	-	-		-
Other income (expenses)	-	115	C	115

Total other income (expense)	(154,240)	(36,117)		(190,357)

Loss from operations	(285,459)	(161,135)		(446,594)

Less loss attributable to noncontrolling interest	(14)	-		(14)

Net loss before income taxes	(285,445)	(161,135)		(446,580)

Income taxes	-	-		-

Net loss attributable to common shareholders	$ (285,445)	$ (161,135)		$ (446,580)

Loss per common share, basic and diluted:	$ (0.00)			$ (0.01)

Weighted average number of shares
outstanding - basic and diluted	61,864,435			61,864,435

See accompanying notes to unaudited pro forma condensed consolidated financial information.

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ONCOLOGIX TECH, INC.

NOTES AND MANAGEMENT’S ASSUMPTIONS

TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

A)	The increase in assets and liabilities of the Medical Device Manufacturing segments as if the acquisition was consummated on August 31, 2012.

B)	The increase in goodwill includes previous purchased goodwill as well as an increase in purchased goodwill upon the acquisition. The increase in Series D Preferred Stock and Additional paid in capital represents the preferred shares issued for the acquisition of Dotolo.

C)	Reflects the results of operations of the Medical Device Manufacturing segment as if the acquisition was consummated on September 1, 2011.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 8, 2014	ONCOLOGIX TECH, INC.
	By	/s/ Roy Wayne Erwin
Name: Roy Wayne Erwin Title: Chief Executive Officer

Date: January 8, 2014	ONCOLOGIX TECH, INC.
	By	/s/ Michael A. Kramarz
Name: Michael A. Kramarz Title: Chief Financial Officer

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